UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 11, 2015 (August 11, 2015)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Perth House, Millennium Way

Chesterfield, Derbyshire, United Kingdom S41 8ND

(Address of principal executive offices)

+44 424 626 3051

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 10, 2015, Mallinckrodt plc (the “Company”) announced that it had entered into a Stock Purchase Agreement to acquire Therakos, Inc. (“Therakos”) and made available an investor presentation regarding the acquisition dated August 10, 2015 (the “August 10 Presentation”), a copy of which was furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 10, 2015. In response to questions received regarding the Therakos intellectual property, the Company has corrected the investor presentation, a copy of which is furnished as Exhibit 99.1 hereto. The updated investor presentation supersedes the August 10 Presentation.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Kenneth L. Wagner
Name:	Kenneth L. Wagner
Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials, dated August 11, 2015.